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                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS


                 PROSPECTUS SUPPLEMENT -- DATED NOV. 22, 2006

RiverSource Global Equity Fund (12/30/05*)                       S-6334-99 AA

Effective Nov. 9, 2006 the Principal Investment Strategies section has been revised as follows:

Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:
o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.
o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.
o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.
o Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Using the global sector strategy, Threadneedle constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the
Fund.
o The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country
   World Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.
o  The Preferred List includes the stocks not included in the Largest
   Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:
   o Evaluating the opportunities and risks within regions and sectors;
   o Assessing valuations; and
   o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.
o Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt Threadneedle to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. Threadneedle closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.


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S-6334-1 A (11/06)
*Amended as of June 16, 2006.